
Variable Annuity Application
----------------------------
Genworth Life and Annuity Insurance Company                        Annuity Name: RetireReady /SM/ Extra Variable Annuity
                                                                                 ---------------------------------------

1. Owner (Name or name of trust)
(Last, First, M.)                                              Social Security no./TIN                              Gender
                                                                                                                      o M   o F
-----------------------------------------------------------------------------------------------------------------------------------
Address                                          Trustee Name                                       Telephone no.
-----------------------------------------------------------------------------------------------------------------------------------
City                                                     State Zip code                             Date of birth or trust date
                                                                                                    (mm-dd-yyyy)
-----------------------------------------------------------------------------------------------------------------------------------
Joint Owner: Name (Last, First, M.)                            Social Security no./TIN                              Gender
                                                                                                                      o M   o F
-----------------------------------------------------------------------------------------------------------------------------------
Address        Same as Owner o                                                                      Telephone no.
-----------------------------------------------------------------------------------------------------------------------------------
City                                                     State Zip code                             Date of birth
                                                                                                    (mm-dd-yyyy)
-----------------------------------------------------------------------------------------------------------------------------------

2. Annuitant (if other than Owner)
(Last, First, M.)                                            Social Security no./TIN                                Gender
                                                                                                                      o M   o F
-----------------------------------------------------------------------------------------------------------------------------------
Address                                                                                             Telephone no.
-----------------------------------------------------------------------------------------------------------------------------------
City                                                     State Zip code                             Date of birth
                                                                                                    (mm-dd-yyyy)
-----------------------------------------------------------------------------------------------------------------------------------
Joint/Contingent Annuitant: Name (Last, First, M.)           Social Security no./TIN                                Gender
                                                                                                                      o M   o F
-----------------------------------------------------------------------------------------------------------------------------------
Address                                                                                             Telephone no.
-----------------------------------------------------------------------------------------------------------------------------------
City                                                            State           Zip code            Date of birth
                                                                                                    (mm-dd-yyyy)
-----------------------------------------------------------------------------------------------------------------------------------

3. Beneficiary (Name or name of trust)
Primary Beneficiary: (Last, First, M.)                                          Trustee Name                        Allocated
                                                                                                                              %
-----------------------------------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy)     Relationship      Social Security no./TIN                              Gender
                                             to the Owner      (if known)                                             o M   o F
-----------------------------------------------------------------------------------------------------------------------------------
Additional Beneficiary: Name (Last, First, M.)                                                      Allocated       o Primary
                                                                                                              %     o Contingent
-----------------------------------------------------------------------------------------------------------------------------------
Date of birth or trust date (mm-dd-yyyy)     Relationship      Social Security no./TIN                              Gender
                                             to the Owner      (if known)                                             o M   o F
-----------------------------------------------------------------------------------------------------------------------------------
Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle. o

4. Plan Information
Purchase Payment: Minimum Purchase Payment: $10,000 ($1,000 for an IRA)
Total Amount Submitted                                              Estimated Purchase Payment for         $
with Application:             $                                     1035 Exchange(s) or Transfer(s)         --------------------
                               -------------------

Contract Type: Please select one contract type and the appropriate source of purchase payment.
o Non-Qualified
------------------------------------------------------------------------------------------------------------------------------------
o Qualified
--------------
Contract   IRA  SEP   Roth  TSA/403(b)  Pension**  Profit             Other        * Does not apply to reinvested SEP amounts.
 Types          IRA*  IRA   Annuity                Sharing/401(k)**   Qualified      Your SEP is an IRA. Check applicable
                                                                      Plan           Transfer, Rollover or Conversion circle in
                                                                                          the IRA Section.
                                                                                  ** Investment Only
------------------------------------------------------------------------------------------------------------------------------------
Source of   o    o    o                                                    New Contribution            Recharacterization:
                                                                            for Tax Year                              o Yes  o No
                                                                                        --------------
Purchase    o         o     o             o          o                 o   Direct Transfer
Payment:    o         o     o             o          o                 o   Customer Rollover
(Select     o               o             o          o                 o   Direct Rollover From  o 401(a) o Gov't 457 Plan
  One)                                                                                           o 401(k) o TSA/403(b) o Other
                                                                                                                              ------
            o         o                                                    Conversion/Reconversion
            o         o     o             o          o                 o   Other
                                                                                 ---------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

15351 10/2003                    Page 1 of 4              Art Edition: 03/03/06
                                          To order use stock no *35206 05/01/06

          Options below are available for RetireReady/SM/ Extra Variable Annuity

5. Optional Benefits

See prospectus for age restrictions. May not be available in all states or markets. May not be available with all riders. Death Benefits: (Only one may be selected)


  o Annual Step-up         o Earnings Protector Rider (EPR)   o EPR + 5% Roll-up
  o 5% Roll-up             o EPR + Annual Step-up             o EPR + Greater of
                                                                Annual Step-up
                                                                and 5% Roll-up

ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE On written request, the Company will provide to the Contract Owner within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If for any reason the Contract Owner is not satisfied, the Contract may be returned to the Company or producer within 10 days after delivery (or within 30 days after delivery if the Contract Owner is 65 years of age or older), and the Contract Value will be returned.

ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA,
MAINE, NEW MEXICO, OHIO, OKLAHOMA, AND PENNSYLVANIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In Colorado, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

NEW JERSEY RESIDENTS, PLEASE NOTE: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

ALL OTHER STATES, PLEASE NOTE: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

7. Owner Signature(s) PLEASE READ CAREFULLY

All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown.

1. Do you have any existing life insurance policy(ies) or annuity contract(s)?
                                                          o Yes      o No

2. Will the proposed annuity replace and/or change any existing annuity or
insurance contracts?                                      o Yes      o No

(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)

I/we verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT.

I/WE HAVE RECEIVED AND UNDERSTAND THE PROSPECTUS FOR THIS ANNUITY.

I/we believe this contract will meet my/our insurance needs and financial objectives.

The undersigned has/have read and understand the appropriate fraud and disclosure statement in Section 6 - Fraud and Disclosure Statements.

------------------------------------------------------------------------------------------------------------------------------------
Owner (sign as Trustee if Owner is a Trust)                    State in which               Date of signature (mm-dd-yyyy)
                                                               application signed
------------------------------------------------------------------------------------------------------------------------------------
Annuitant (required if other than Owner)                       State in which               Date of signature (mm-dd-yyyy)
                                                               application signed
------------------------------------------------------------------------------------------------------------------------------------
Joint Owner/Annuitant                                          State in which               Date of signature (mm-dd-yyyy)
                                                               application signed
------------------------------------------------------------------------------------------------------------------------------------

8. Representative Information and Signature - READ CAREFULLY and COMPLETE ALL INFORMATION

Does the applicant have any existing life insurance policy(ies) or annuity
contract(s)?                                                   o Yes    o No

Do you have reason to believe that the proposed annuity will replace any
existing annuity or insurance contract(s)?                     o Yes    o No

(If the answer to either of the questions above is yes, replacement forms and/or additional forms may be required. Check for specific state requirements.)

------------------------------------------------------------------------------------------------------------------------------------
Representative Name*                                                Social Security No./TIN
                                                                    (In FL License ID No. required)
------------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer or Firm Name              Client Account No.                     Email Address
------------------------------------------------------------------------------------------------------------------------------------
Address                                 City                                   State                 Zip Code
------------------------------------------------------------------------------------------------------------------------------------
Telephone No.                           Fax No.                                Commission Option: o NT o T
------------------------------------------------------------------------------------------------------------------------------------
Representative Signature
------------------------------------------------------------------------------------------------------------------------------------

 *Use a separate sheet to list additional representatives. Please provide all information listed above including commission split percentages. Use ONLY WHOLE PERCENTAGES and ALL PERCENTAGES MUST TOTAL 100%.

15351 10/2003                   Page 2 of 4               Art Edition: 03/03/06
                                           To order use stock no 35206 05/01/06

          Options below are available for RetireReady/SM/ Extra Variable Annuity

9. Purchase Payment Allocation

1.) Use whole percentage of each subaccount and/or Guarantee Account listed below. Percentages must total 100%. No more than 20 subaccounts in addition to the Guarantee Account may be selected.

AIM Variable Insurance Funds  (A I M Advisors, Inc.)
      % AIM V.I. Basic Value Fund - Ser II Shrs
      % AIM V.I. Capital Appreciation Fund - Ser I Shrs
      % AIM V.I. Core Equity Fund - Ser I Shrs
      % AIM V.I. International Growth Fund - Ser II Shrs

AllianceBernstein Variable Products Series Fund, Inc.
(Alliance Capital Management, L.P.)
      % AllianceBernstein Global Technology Portfolio - Class B
      % AllianceBernstein Growth and Income Portfolio - Class B
      % AllianceBernstein International Value Portfolio - Class B % AllianceBernstein Large Cap Growth Portfolio - Class B
      % AllianceBernstein Small Cap Growth Portfolio - Class B

American Century Variable Portfolios II, Inc.
(American Century Investment Management, Inc.)
      % VP Inflation Protection Fund - Class II

Columbia Funds Variable Insurance Trust I
 (Banc of America Capital Management, LLC)
      % Columbia Marsico Growth Fund, Variable Series
      % Columbia Marsico International Opportunities Fund, Variable Series

Eaton Vance Variable Trust
(Eaton Vance Management)
      % VT Floating-Rate Income Fund (OrbiMed Advisors, LLC)
      % VT Worldwide Health Sciences Fund

Evergreen Variable Annuity Trust
(Evergreen Investment Management Company, LLC)
      % Evergreen VA Omega Fund - CIass 2

FAM Variable Series Funds, Inc.
(Merrill Lynch Investment Managers, L.P. doing business as Mercury Advisors)
      % Mercury Basic Value V.I. Fund - Class III Shrs
      % Mercury Global Allocation V.I. Fund - Class III Shrs
      % Mercury Large Cap Growth V.I. Fund - Class III Shrs
      % Mercury Value Opportunities V.I. Fund - Class III Shrs

* "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by GE Asset Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

** The NASDAQ 100 index is an unmanaged index that is used as an indicator of the OTC market performance.

Federated Insurance Series
(Federated Investment Management Co.)
      % Federated High Income Bond Fnd II - Svc Shrs
(Federated Equity Management Company of Pennsylvania)
      % Federated Kaufmann Fund II - Svc Shrs

Fidelity Variable Insurance Products Fund (VIP)
 (Fidelity Management & Research Company)
      % Fidelity VIP Balanced Portfolio - Svc Class 2
      % Fidelity VIP Contrafund(R) Portfolio - Svc Class 2
      % Fidelity VIP Dynamic Capital Appreciation Portfolio - Svc Class 2 % Fidelity VIP Equity-Income Portfolio - Svc Class 2
      % Fidelity VIP Growth Portfolio - Svc Class 2
      % Fidelity VIP
       Growth & Income Portfolio - Svc Class 2
      % Fidelity VIP Mid Cap Portfolio - Svc Class 2
      % Fidelity VIP Value Strategies Portfolio - Svc Class 2

Franklin Templeton Variable Insurance Products Trust
(Franklin Advisers, Inc.)
      % Franklin Income Securities Fund - Class 2 Shrs
(Franklin Mutual Advisers, LLC)
      % Mutual Shares Securities Fund - Class 2 Shrs
(Templeton Global Advisors Limited)
      % Templeton Growth Securities Fund - Class 2 Shrs

GE Investments Funds, Inc.
 (GE Asset Management Incorporated)
      % Income Fund % Mid-Cap Equity Fund
      % Money Market Fund % Premier Growth Equity Fund
      % Real Estate Securities Fund
      % S&P 500(R)Index Fund*
      % Small-Cap Equity Fund
      % Total Return Fund - Class 3
      % U.S. Equity Fund % Value Equity Fund

Janus Aspen Series (Janus Capital Management LLC)
      % Balanced Portfolio - Svc Shrs
      % Forty Portfolio - Svc Shrs

Legg Mason Partners Variable Portfolios I, Inc.
(Salomon Brothers Asset Management Inc)
      % Legg Mason Partners Variable All Cap Portfolio - Class II
      % Legg Mason Partners Variable Total Return Portfolio - Class II

Legg Mason Partners Variable Portfolios II
(Salomon Brothers Asset Management Inc)
      % Legg Mason Partners Variable Aggressive Growth Portfolio - Class II

MFS(R) Variable Insurance Trust
(Massachusetts Financial Services Company (MFS(R)))
      % MFS(R)Investors Growth Stock Series - Svc Class Shrs
      % MFS(R)Investors Trust Series - Svc Class Shrs
      % MFS(R)Total Return Series - Svc Class Shrs
      % MFS(R)Utilities Series - Svc Class Shrs

Oppenheimer Variable Account Funds
 (OppenheimerFunds, Inc.)
      % Oppenheimer Balanced Fund/VA - Svc Shrs
      % Oppenheimer Capital Appreciation Fund/VA - Svc Shrs
      % Oppenheimer Global Securities Fund/VA - Svc Shrs
      % Oppenheimer Main Street Fund/VA - Svc Shrs
      % Oppenheimer Main Street Small Cap Fund/VA - Svc Shrs
      % Oppenheimer MidCap Fund/VA - Svc Shrs

PIMCO Variable Insurance Trust
(Pacific Investment Management Company LLC)
      % All Asset Portfolio - Adv Class Shrs
      % High Yield Portfolio - Adm Class Shrs
      % Long-Term U.S. Government Portfolio - Adm Class Shrs
      % Low Duration Portfolio - Adm Class Shrs
      % Total Return Portfolio - Adm Class Shrs

The Prudential Series Fund
 (Prudential Investments LLC)
      % Jennison Portfolio - Class II
      % Jennison 20/20 Focus Portfolio - Class II
      % Natural Resources Portfolio - Class II

Rydex Variable Trust (Rydex Investments)
      % OTC Fund**

Van Kampen Life Investment Trust
 (Van Kampen Asset Management Inc.)
      % Comstock Portfolio - Class II Shrs
      % Emerging Growth Portfolio - Class II Shrs

Genworth Life & Annuity Guarantee Account
Limited to 25% of contract value.
      % 1 yr guarantee period
      % 6 yr guarantee period

Enhanced Rate Guarantee Account
DCA instructions are required, please complete form 15351A.
      % 12 Month
      % 6 Month

Interest Sweep          o Yes               o No

Will be transferred Quarterly unless another interval is indicated.

o Monthly                   o Semi-Annually                    o Annually

          Options below are available for RetireReady/SM/ Extra Variable Annuity

10. Allocation Transfer Authorization

                    I/we authorize Genworth Life and Annuity Insurance Company to accept requests to make allocations of purchase payments and transfers among investment options from the
                    representative listed on the application. I/we understand
                    that I must specifically authorize my representative to make each transaction, unless I have granted my representative
                    discretionary authority in writing. Transactions are
                    authorized to be made by telephone or any other means
                    permitted by the Company. The Company has no duty to verify whether discretionary authority has been given and will not be liable for losses from unauthorized or fraudulent
                    transactions if it follows reasonable procedures described
Owner(s) initials   in the prospectus.

---------------------------------------------------------------------------------------------------------
Owner's                          Owner's name (Last, First, M.)                       Social Security no.
Signature
----------------------------------------------------------------------------------------------------------

  11. Mailing Instructions

Regular Mail - Genworth Life and Annuity Insurance Company o [P.O. Box 85093
------------
               o Richmond, VA 23285-5093]

For Inquiries and/or Questions - Internet: [genworth.com
------------------------------
                                 o Toll free: 800 352.9910]

Overnight Delivery - Genworth Life and Annuity Insurance Company
------------------
                     o [6610 West Broad Street o Richmond, VA 23230-1702]

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